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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2017

NuLife Sciences, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-193220	46-3876675
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2618 San Miguel, Suite 203 Newport Beach, CA		92660
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 973-0684

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 19, 2017, John Hollister resigned as Chief Executive Officer of NuLife Sciences, Inc. (the “Company”). Mr. Hollister was appointed as Chief Executive Officer of the Company on May 15, 2017.

Item 8.01 Other Events.

On December 19, 2017, the Company terminated that certain non-binding Letter of Intent between the Company and Ensysce Biosciences, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuLife Sciences, Inc.

Date: December 26, 2017	By: /s/ Fred Luke
Fred Luke, President